Exhibit 10.4

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GUNVOR COLOMBIA SAS Carrera 7 No. 83-29, Oficina 304 Bogotá, Colombia Phone +57-1 - 6227978 / 6364768

Date: the 22nd of November of 2013

ADDENDUM No. 1 TO THE COSTAYACO CRUDE OIL SALE AND PURCHASE AGREEMENT

This Addendum (hereinafter the “Addendum”) to the Agreement (as defined below) is entered into on the 22nd of November of 2013 by and between PETROLIFERA PETROLEUM (COLOMBIA) LTD., a limited liability company organized and existing under the laws of the Cayman Islands, acting through its duly registered branch office (hereinafter the “SELLER”), jointly represented by Duncan Nightingale, identified with Colombian Alien I. D. No. 391739 and Manuel Antonio Buitrago Vives, identified with Colombian I. D. No. 72.191.666, duly authorized to enter into this Addendum according to the Certificate of Existence and Incumbency issued by the Chamber of Commerce attached hereto, and GUNVOR COLOMBIA SAS, a company organized under the laws of the Republic of Colombia (hereinafter the “BUYER”), represented by Jaime Alejandro Hoyos Juliao, identified with Colombian I. D. No. 80.082.474, duly authorized to enter into this Addendum according to the written vote dated on the 30th of November of 2012 of the sole partner of Gunvor SAS, attached hereto. The SELLER and the BUYER will be individually called the “PARTY”, and collectively “PARTIES”.

WITNESSETH:

1.	WHEREAS the SELLER and the BUYER on the third day (3rd) of December of 2012 entered into a crude oil sale and purchase agreement (hereinafter the “Agreement”) whereby it was agreed that the SELLER will be able to sell and deliver, and the BUYER must buy and charge whenever the SELLER nominates, up to a maximum quantity of 3,650 barrels of Crude Oil + 10% per day throughout the term of the Agreement.

2.	WHEREAS according to the letter dated on the 16th of October of 2013 sent by the SELLER and accepted by the BUYER, the PARTIES are interested in extending the term of the Agreement for an additional term of one (1) year, as from the expiration of the term initially agreed.

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THEREFORE, in consideration to the premises and mutual representations, warranties, covenants, agreements and commitments established in this Addendum or referred to in it, the PARTIES agree to amend this Agreement as follows:

CLAUSES

FIRST. The PARTIES agree to renew the term of the agreement for another year, fully amending the Second Clause of the Agreement, which shall read as follows:

“2. TERM

The term of this Agreement will be of two (2) years as from the third (3rd) of December of year two thousand and twelve (2.012). The PARTIES may renew the term of the agreement for a further year, executing an addendum at any time before the expiration of the initial term.”

SECOND. With the exception of the agreements of this document, all other clauses of the Agreement will remain in force in the same terms in which they were initially agreed.

In witness whereof the PARTIES sign this document in Bogotá D. C., on the 22nd day of November of 2013, in two (2) identical counterparts destined to each one of the Parties.

THE SELLER: GRAN TIERRA ENERGY COLOMBIA LTD

/s/ Manuel Antonio Buitrago Vives	/s/ Duncan Nightingale
Manuel Antonio Buitrago Vives	Duncan Nightingale
Legal Representative	Legal Representative

THE BUYER: GUNVOR COLOMBIA SAS

/s/ Jaime Alejandro Hoyos Juliao
Jaime Alejandro Hoyos Juliao
Legal Representative

GUNVOR COLOMBIA SAS Carrera 7 No. 83-29, Oficina 304 Bogotá, Colombia Phone +57-1 - 6227978 / 6364768

Fecha: 22 de noviembre 2013

OTROSl NO. 1 AL CONTRATO DE COMPRAVENTA DE CRUDO COSTAYACO

El presente otrosí (en adelante el “Otrosí”) al Contrato (como se define abajo) se celebra el 22 de noviembre del 2013 por y entre PETROLIFERA PETROLEUM (COLOMBIA) LTD., una sociedad de responsabilidad limitada organizada bajo las leyes de Islas Caimán, actuando a través de su sucursal colombiana debidamente registrada (en adelante el “VENDEDOR”), representada de forma conjunta por Duncan Nightingale, identificado con Cédula de Extranjería No. 391739 y Manuel Antonio Buitrago Vives, identificado con Cédula de Ciudadanía No. 72.191.666, debidamente autorizados para celebrar este Otrosí de acuerdo con el Certificado de Existencia y Representación Legal emitido por la Cámara de Comercio que se adjunta al presente documento, y GUNVOR COLOMBIA SAS, una sociedad organizada bajo las leyes de la República de Colombia (en adelante el “COMPRADOR”), representada por Jaime Alejandro Hoyos Juliao, portador de la Cédula de Ciudadaría No. 80.082.474, debidamente autorizado para celebrar el presente Otrosí de acuerdo con el voto escrito de fecha de 30 de noviembre de 2012 por parte del único socio de Gunvor SAS, el cual se adjunta al presente documento. El VENDEDOR y el COMPRADOR serán denominados de forma individual la “PARTE”, y de forma conjunta las “PARTES”.

CONSIDERANDOS:

1.	QUE el VENDEDOR y el COMPRADOR suscribieron el día tercero (3) de diciembre de 2012 un contrato de compraventa de crudo (en adelante el “Contrato”) por medio del cual se acordó que el VENDEDOR podrá vender y entregar, y el COMPRADOR deberá comprar y cargar cuando el VENDEDOR nomine, hasta una cantidad máxima de 3,650 barriles de Crudo + 10% por día durante el plazo del Contrato.

2.	QUE según consta en la comunicación del 16 de octubre de 2013 enviada por el VENDEDOR y aceptada por el COMPRADOR, las PARTES están interesadas en ampliar el plazo del Contrato por el término de un (1) año adicional, y contado a partir del vencimiento del plazo inicialmente pactado.

OTROSÍ NO. 1 AL CONTRATO DE COMPRAVENTA DE CRUDO COSTAYACO

POR LO TANTO, en consideración de las premisas y de las declaraciones, garantias, pactos, acuerdos y compromisos mutuos, que se establecen en este Otrosí o a los que se hace referencia en el mismo, las PARTES convienen modificar el Contrato de la siguiente manera:

CLÁUSULAS

PRIMERA. Las PARTES acuerdan renovar el plazo del contrato por otro año, modificando en su integridad la Cláusula Segunda del Contrato la cual quedara de la siguiente manera:

“2. PLAZO

El plazo del presente Contrato será de dos (2) años contados desde el tres (3) de diciembre de dos mil doce (2.012). Las PARTES podrdn renovar el plazo del contrato por otro año, mediante la flrma de un otrosí en cualquier momento y antes de la expiración del termino inicial. ”

SEGUNDA. Salvo lo acordado mediante el presente documento, las demás cláusulas del Contrato permanecerán vigentes en los mismo términos en que fueron inicialmente pactadas.

En señal de aceptación y constancia de lo anteriormente acordado las PARTES suscriben el presente documento en Bogotá D.C., el 22 de noviembre de 2013, en dos (2) ejemplares de igual valor y tenor con destino a cada una de las Partes.

EL VENDEDOR: PETROLIFERA PETROLEUM (COLOMBIA) LTD

/s/ Manuel Antonio Buitrago Vives	/s/ Duncan Nightingale
Manuel Antonio Buitrago Vives	Duncan Nightingale
Representante Legal	Representante Legal

ELCOMPRADOR: GUNVOR COLOMBIA SAS

/s/ Jaime Alejandro Hoyos Juliao
Jaime Alejandro Hoyos Juliao
Representante Legal

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